 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): August 7, 2024

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 8, 2024, Wheels Up Experience Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On August 7, 2024 (the “Effective Date”), David Adelman notified the Company's Board of Directors (the “Board”) of his resignation from the Board and all committees thereof, effective immediately, in order to focus on his other professional pursuits. The departure of Mr. Adelman is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.
(d)    On the Effective Date, the Board resolved to appoint Gregory L. Summe as an independent member of the Board, effective upon the resignation of, and to fill the seat on the Board previously occupied by, Mr. Adelman. Mr. Summe’s initial term as a Class II director will continue until the 2026 annual meeting of the Company’s stockholders and his successor is duly elected and qualified. The Board determined that Mr. Summe meets the independence standards under applicable New York Stock Exchange and U.S. Securities and Exchange Commission rules. Mr. Summe replaced Mr. Adelman as a member of the Compensation Committee of the Board and was appointed to serve on the Audit Committee of the Board, in each case effective as of the resignation of Mr. Adelman.
Mr. Summe, age 67, currently serves as the Managing Partner of Glen Capital Partners LLC, an investment fund, a role which he has held since 2013. He has also served as a Senior Advisor to Star Mountain Capital, a specialized private investment firm, since 2023. Previously, Mr. Summe was the Managing Director and Vice Chairman of Global Buyout at The Carlyle Group (“Carlyle”), a leading global private equity firm, from 2009 to 2014. At Carlyle, he was a member of the firm’s Operating Committee and responsible for the Buyout Funds in Financial Services, Infrastructure, Japan, the Middle East and Africa. Prior to joining Carlyle, he was the Chair and Chief Executive Officer of PerkinElmer Inc. (“PerkinElmer”), a global leader in health sciences, from 1998 to 2009. He also served as a senior advisor to Goldman Sachs Capital Partners from 2008 to 2009. Prior to joining PerkinElmer, Mr. Summe held various leadership roles, including as President of General Aviation Avionics, President of the Aerospace Engines Group and President of the Automotive Products Group of AlliedSignal, now Honeywell International, General Manager of Commercial Motors at General Electric Company, and Partner with the global consulting firm McKinsey & Company, Inc. Mr. Summe has served on the Board of Directors of State Street Corporation (NYSE: STT) since 2001, where he is currently Chairman of the Strategy Committee, NXP Semiconductors NV (NASDAQ: NXPI) since 2015, where he is currently the Chairman of the Compensation Committee, Avantor Inc. (NYSE: AVTR) since 2020, where he is currently the Chairman of the Nomination & Governance Committee, and Grail, Inc. (NASDAQ: GRAL) since 2024, where he is currently the Chairman of the Board and Chairman of the Nominating and Governance Committee. He previously served on the Boards of Directors of NextGen Acquisition Corp. I and NextGen Acquisition Corp. II from 2020 to 2021, and Virgin Orbit Holdings Inc. from 2021 to 2023. Mr. Summe was previously the Chairman of Freescale Semiconductor, Inc., the Chairman of Euromax International, and a director of Automatic Data Processing, Inc. (NASDAQ: ADP), Biomet Inc., LMI Aerospace, Inc., TRW Corp., and Veyance Technologies, Inc. Mr. Summe received his Bachelor of Science and Master of Science degree in Electrical Engineering from the University of Kentucky and the University of Cincinnati, respectively, and a Master of Business Administration with distinction from the Wharton School at the University of Pennsylvania. He is also in the University of Kentucky’s Hall of Distinction.
There are: no family relationships between Mr. Summe and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company; no arrangements or understandings between Mr. Summe and any other person pursuant to which he was appointed to serve on the Board; and no transactions between Mr. Summe and the Company that would require disclosure under Item 404(a) of Regulation S-K. It is expected that Mr. Summe will receive similar compensation for his service as other similarly situated independent directors, if any.

Item 7.01    Regulation FD Disclosure.
On August 8, 2024, the Company issued a press release announcing the appointment of Mr. Summe to the Board, a copy of which is furnished as Exhibit 99.2 and incorporated by reference herein.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K, respectively, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 8, 2024 (Earnings Release)
99.2	Press Release, dated August 8, 2024 (Wheels Up Announces Gregory Summe to Join Board of Directors)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: August 8, 2024	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer